UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 15, 2003



                             SUMMIT BANCSHARES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



          Texas                     0-11986                    75-1694807
 -----------------------  ----------------------------  ------------------------
 (State of Incorporation)   (Commission File Number)    (I.R.S. Employer ID No.)



                   3880 Hulen Street, Fort Worth, Texas 76107
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (817) 336-6817
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
               Not Applicable



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
               Not Applicable



ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
               Not Applicable



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
               Not Applicable



ITEM 5.  OTHER EVENTS
               Not Applicable



ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS
               Not Applicable



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

              Exhibit
              Number            Description of Exhibit
              ------            ----------------------
               99.1             Press Release dated October 14, 2003



ITEM 8.  CHANGE IN FISCAL YEAR
               Not Applicable



ITEM 9.  REGULATION F D DISCLOSURE
               See Item 12

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR
         WAIVER OF A PROVISION OF THE CODE OF ETHICS
               Not Applicable



ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S
         EMPLOYEE BENEFIT PLANS
               Not Applicable



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 14, 2003, Summit Bancshares, Inc. ("Summit Bancshares") issued a press release announcing its earnings for the third quarter of 2003. A copy of Summit Bancshares' press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 12 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SUMMIT BANCSHARES, INC.


DATE:   October 15, 2003               By: /s/  Bob G. Scott
                                           -------------------------------------
                                           Bob G. Scott, Chief Operating Officer

                                  EXHIBIT INDEX



                  Exhibit
                  Number            Description of Exhibit
                  ------            ----------------------

                  99.1              Press Release dated October 14, 2003